UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 1.02 Termination of a Material Definitive Agreement

As previously disclosed, on January 9, 2023, First Guaranty Bancshares, Inc. (“First Guaranty”) entered into an Agreement and Plan of Merger dated January 6, 2023 (the “Merger Agreement”) by and among First Guaranty, First Guaranty Bank, and Lone Star Bank (“Lone Star”), pursuant to which, on the terms and subject to the conditions set forth therein, First Guaranty would acquire all of the issued and outstanding shares of Lone Star common stock in exchange solely for shares of First Guaranty common stock through the merger of Lone Star with and into First Guaranty Bank, with First Guaranty Bank as the surviving banking corporation.

On July 10, 2023, First Guaranty, First Guaranty Bank, and Lone Star entered into a Mutual Termination Agreement and Release (the “Termination Agreement”) pursuant to which the parties mutually agreed to terminate the Merger Agreement.

The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to First Guaranty’s Current Report on Form 8-K on January 9, 2023, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01 Other Events

On July 10, 2023, First Guaranty and Lone Star issued a joint press release announcing the mutual termination of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit
10.1	Mutual Termination Agreement and Release, dated July 10, 2023, by and among First Guaranty Bancshares, Inc., First Guaranty Bank and Lone Star Bank
99.1	Press Release dated July 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This report contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact which represent our current judgement about possible future events. We believe these judgements are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of factors, many of which are described in our most recent Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or otherwise revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: July 10, 2023
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Mutual Termination Agreement and Release, dated July 10, 2023, by and among First Guaranty Bancshares, Inc., First Guaranty Bank and Lone Star Bank
Exhibit 99.1	Press Release dated July 10, 2023